UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 20, 2003

                         First Defiance Financial Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                     0-26850                  34-1803915
--------------------------------------------------------------------------------
(State or other jurisdiction of      (Commission            (IRS Employer
         incorporation)               File Number)           Identification No.)




         601 Clinton Street, Defiance, Ohio                43512
        ----------------------------------------------------------
      (Address of principal executive offices)           (Zip Code)


       Registrant's telephone number, including area code: (419) 782-5015
                                                            -------------


          -------------------------------------------------------------
         (Former name or former address, if changed since last report)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements

               None. The financial information included in this report is not required to be filed as part of this report.

     (b)  Pro Forma Financial Information

               None.

     (c)  Exhibits

      Exhibit 99.1 First Defiance Financial Corp. Press Release dated October 20, 2003 titled "First Defiance Announces Third Quarter Earnings"

ITEM 9. REGULATION FD DISCLOSURES/RESULTS OF OPERATIONS AND FINANCIAL CONDITION PROVIDED UNDER ITEM 12 PURSUANT TO RELEASE 34-47583

On October 20, 2003, First Defiance Financial Corp. issued a press release announcing its earnings for the three-month and year-to-date periods ended September 30, 2003. A copy of this press release and related earnings tables are furnished herein as Exhibit 99.1. This information is being furnished under Item 9 as provided in the Commission's final rule; interim guidance regarding Form 8-K Item 11 and Item 12 filing requirements (Release No. 34-47583).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                               First Defiance Financial Corp.

                               By: /s/ John C. Wahl
                                   ---------------------------------------------
                                   John C. Wahl
                               Executive Vice President/ Chief Financial Officer


Date: October 21, 2003